SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 5, 2014 (December 2, 2013)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                   Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 2, 2013, Illinois Power Holdings, LLC (“IPH”), an indirect subsidiary of Dynegy Inc. (the “Company”) completed its acquisition of New Ameren Energy Resources, LLC (“AER”), which was an indirect subsidiary of Ameren Corporation (the “AER Acquisition”). The transaction included AER and its subsidiaries including, Ameren Energy Generating Company, New AERG, LLC and Ameren Energy Marketing Company. On December 4, 2013, the Company filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the AER Acquisition.

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. This amendment makes no other amendments to the Original Report.

Item 9.01                   Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired

Attached hereto as exhibits 99.1 and 99.2 and incorporated by reference herein are the audited financial statements of AER and the unaudited quarterly financial statements of AER, respectively, as required by this item.

(b)                                 Pro Forma Financial Information

Attached hereto as exhibit 99.3 and incorporated by reference herein is the unaudited condensed combined financial information reflecting the AER Acquisition as required by this item.

(d)                                 Exhibits:

Exhibit No.	Document
99.1

Audited Financial Statements of AER (incorporated by reference to “Annex A: Financial Statements Relating to AER” included in the Company’s registration statement on Form S-3ASR, filed on October 2, 2013)

99.2	Financial Statements of AER for the quarterly period ended September 30, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company, filed on November 19, 2013)
99.3

Unaudited pro forma condensed combined financial information reflecting the AER Acquisition (incorporated by reference to the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Information” included in the Company’s Amendment No. 1 to the registration statement on Form S-4, filed on January 23, 2014)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2014	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1

Audited Financial Statements of AER (incorporated by reference to “Annex A: Financial Statements Relating to AER” included in the Company’s registration statement on Form S-3ASR, filed on October 2, 2013)

99.2	Financial Statements of AER for the quarterly period ended September 30, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company, filed on November 19, 2013)
99.3

Unaudited pro forma condensed combined financial information reflecting the AER Acquisition (incorporated by reference to the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Information” included in the Company’s Amendment No. 1 to the registration statement on Form S-4, filed on January 23, 2014)